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                                                                    EXHIBIT 10.4

                                            PLEDGE AGREEMENT (this "Agreement")
                                    dated as of March 25, 2004, among ISPAT
                                    INLAND ULC, a Nova Scotia unlimited
                                    liability company (the "Issuer"), ISPAT
                                    INLAND, L.P., a Delaware limited
                                    partnership, 3019693 NOVA SCOTIA U.L.C., a
                                    Nova Scotia unlimited liability company, and ISPAT INLAND FINANCE, LLC, a Delaware limited liability company (Ispat Inland Finance LLC, Ispat Inland, L.P. and 3019693 Nova Scotia U.L.C. are referred to collectively herein as the "Guarantors" and individually, as a "Guarantors"; the Issuer and the Guarantors are referred to collectively herein as the "Pledgors" and individually, as a "Pledgor") and LASALLE BANK NATIONAL ASSOCIATION, as Trustee (in such capacity, the "Trustee") for the Secured Parties (as defined below).

      Reference is made to the Indenture dated as the date hereof (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, the Guarantors, the other guarantors from time to time party thereto, and the Trustee.

      Pursuant to the Indenture, the Issuer has issued its Senior Secured Floating Rate Notes due 2010 in the aggregate principal amount of $150,000,000 and 9 3/4% Senior Secured Notes due 2014 in the aggregate principal amount of $650,000,000 (collectively, the "Notes"). The Guarantors have agreed to guarantee, among other things, all the obligations of the Issuer under the Indenture. The obligations of the purchasers of the Notes to purchase the Notes are conditioned upon, among other things, the execution and delivery by the Pledgors of a Pledge Agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding), of the Issuer to the Secured Parties under the Indenture and the Notes and other documents executed in connection with the Indenture (collectively, the "Indenture Documents"), and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the other Parties under or pursuant to the Indenture and the other Indenture Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being referred to collectively as the "Obligations"). "Secured Parties" as used herein and in the other Indenture Documents shall mean the holders from time to time of the Notes, the Trustee, and the successors and assigns of each of the foregoing. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Indenture.

      Accordingly, the Pledgors and the Trustee, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

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      SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby pledges unto the Trustee, its successors and assigns, and hereby grants to the Trustee, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) the shares of capital stock owned by it and listed on Schedule II hereto and any shares of capital stock of the Issuer or any Subsidiary obtained in the future by such Pledgor and the certificates representing all such shares (the "Pledged Stock"); (b) all indebtedness held by such Pledgor, including (i) the debt securities listed opposite the name of such Pledgor on Schedule II hereto, including the First Mortgage Bonds, the Finco Mirror Note and any Company Note, (ii) any indebtedness in the future issued to such Pledgor and
(iii) the promissory notes and any other instruments evidencing such indebtedness, but excluding the Bonds, Series X, outstanding on the Issue Date that are pledged on the Issue Date to the PBGC, (the "Pledged Debt Securities");
(c) all other property that may be delivered to and held by the Trustee pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above;
(e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and
(d) above; and (f) all proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Collateral"). Upon delivery to the Trustee, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock or bond powers duly executed in blank or other instruments of transfer satisfactory to the Trustee, including, in connection with the First Mortgage Bonds, the power of attorney in the form of Exhibit A hereto and the instrument of transfer in the form of Exhibit B hereto, and by such other instruments and documents as the Trustee may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Trustee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule II and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

      TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Trustee, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

      SECTION 2. Delivery of the Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Trustee any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

            (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Trustee pursuant to the terms hereof.

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      SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Trustee that:

            (a) such Pledgor does not hold, own or have any security interest in any certificated securities or uncertificated securities other than those set forth on Schedule II and the Bonds outstanding on the Issue Date that are pledged on the Issue Date to the PBGC;

            (b) the Pledged Stock represents that percentage as set forth on
      Schedule II of the issued and outstanding shares of each class of the capital stock of the issuer with respect thereto;

            (c) except for the security interest granted hereunder, the Pledgor
      (i) is and will at all times (except as permitted by the Indenture) continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all certificates and instruments representing Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Trustee and pledged or assigned hereunder;

            (d) the Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement, Permitted First Mortgage Bonds Collateral Liens and Permitted Liens), however arising, of all persons whomsoever;

            (e) no consent of any other person (including stockholders, members or creditors of any Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

            (f) by virtue of the execution and delivery by the Pledgors of this Agreement, upon the delivery of the Pledged Securities, certificates or other documents representing or evidencing the Collateral to the Trustee in accordance with this Agreement, and the filing of the Uniform Commercial Code financing statements and other filings listed in Schedule III, the Trustee will obtain a valid and perfected lien upon and security interest in the Collateral as security for the payment and performance of the Obligations subject to no Liens other than Permitted First Mortgage Bonds Collateral Liens and Permitted Liens;

            (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable, except that shares of a Nova Scotia unlimited liability company (an "Unlimited Liability Company") may be assessable in accordance with applicable law;

            (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof; and

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            (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

            Ispat Inland Finance, LLC hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Trustee that it has delivered to the Trustee all instruments and documents necessary to enable the Trustee to become the registered holder of the First Mortgage Bonds pursuant to Article One, Section 3 of the First Mortgage Bonds Indenture.

      SECTION 4. Registration in Nominee Name; Denominations. Except for shares of any Unlimited Liability Company (which shall be delivered to the Trustee with an endorsement in blank), the Trustee, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Trustee. Upon the occurrence of a Default, the Trustee shall have the right to register the First Mortgage Bonds in its own name and each Pledgor shall do such further acts and things, and execute and deliver such additional instruments, as the Trustee may request to effect such registration. Each Pledgor will promptly give to the Trustee copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Trustee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

      SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing, and with respect to all Pledged Securities other than the First Mortgage Bonds and shares of any Unlimited Liability Company :

            (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Indenture and the other Indenture Documents; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Indenture or any other Indenture Document or the ability of the Secured Parties to exercise the same.

            (ii) The Trustee shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the interest and cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

            (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, distributions, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, distributions, interest and principal are permitted by, and

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otherwise paid in accordance with, the terms and conditions of the Indenture, the other Indenture Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, distributions, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the immediately preceding sentence) made on or in respect of the Pledged Securities and all distributions made on or in respect of the First Mortgage Bonds, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Trustee and shall be forthwith delivered to the Trustee in the same form as so received (with any necessary endorsement).

      (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, distributions, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Trustee, which shall have the sole and exclusive right and authority to receive and retain such dividends, distributions, interest or principal. All dividends, distributions, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Trustee, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Trustee upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Trustee pursuant to the provisions of this paragraph (b) shall be retained by the Trustee in an account to be established by the Trustee upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Trustee shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, distributions, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

      (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Trustee under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Trustee, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the holders of Notes in accordance with the provisions of the Indenture, the Trustee shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph
(a)(i) above.

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      (d) No Pledgor shall exercise any voting rights with respect to the First
Mortgage Bonds, unless the holders of a majority in aggregate principal amount of the Notes outstanding have consented thereto.

      (e) Notwithstanding the foregoing, paragraphs (a) though (d) of this
Section 5 shall not apply to any shares of an Unlimited Liability Company. For the avoidance of doubt, the Pledgors shall be entitled with respect to any Unlimited Liability Company, to exercise any voting rights (other than any such rights that are adverse to the holders of Notes) and receive and retain any and all cash dividends, distributions, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, distributions, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Indenture, the other Indenture Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, distributions, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the immediately preceding sentence) made on or in respect of the Pledged Securities of an Unlimited Liability Company, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities of an Unlimited Liability Company or received in exchange for Pledged Securities of an Unlimited Liability Company or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall be forthwith delivered to the Trustee in the same form as so received (with any necessary endorsement).

      SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of any Event of Default the Trustee may from time to time exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

      (a) Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Trustee may demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Trustee, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Trustee and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Trustee.

      (b) Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Trustee may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Trustee shall deem appropriate. The Trustee shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or
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purchasers to persons who will represent and agree that they are purchasing the
Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Trustee shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

      The Trustee shall give a Pledgor 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611(b) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Trustee's intention to make any sale of such Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Trustee may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Trustee may (in its sole and absolute discretion) determine. The Trustee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Trustee until the sale price is paid in full by the purchaser or purchasers thereof, but the Trustee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from such Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to such Pledgor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Trustee may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

      SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Trustee as follows:

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            FIRST, to the payment of all reasonable costs and expenses incurred by the Trustee in connection with such sale or otherwise in connection with this Agreement, the Indenture, any other Indenture Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Indenture Document and all other fees and amounts then payable to the Trustee under the Indenture and this Agreement;

            SECOND, to the payment in full of all unpaid principal amount of the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

            THIRD, to the payment in full of all unpaid premium, if any, and accrued interest on the Notes and other Obligations ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for premium, interest and other Obligations; and

            FOURTH, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

      Upon any sale of the Collateral by the Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or such officer or be answerable in any way for the misapplication thereof.

      SECTION 8. Reimbursement of Trustee. (a) Each Pledgor agrees to pay upon demand to the Trustee the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Trustee hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

      (b) Without limitation of its indemnification obligations under the other Indenture Documents, each Pledgor agrees to indemnify the Trustee, each Holder and their respective affiliates, directors, officers, employees, attorneys and agents (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Indenture Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, li-abilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

      (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Indenture Document or any investigation made by or on behalf of the Trustee or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in the Notes.

      SECTION 9. Trustee Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Trustee the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement upon the occurrence and during the continuance of an Event of Default and taking any action and executing any instrument that the Trustee may deem necessary or advisable to accomplish the purposes hereof upon the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Trustee shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Trustee's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Trustee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Trustee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Trustee and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct.

      SECTION 10. Waivers; Amendment. (a) No failure or delay of the Trustee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Trustee hereunder and of the other Secured Parties under the other Indenture Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

      (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Trustee and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with
Section 8.02 of the Indenture.

      SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Trustee if the Trustee were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Trustee in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Trustee may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Trustee, in its sole and absolute discretion,
(a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Trustee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Trustee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Trustee sells.

      SECTION 12. Security Interest Absolute. All rights of the Trustee hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any other Indenture Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any other Indenture Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations).

      SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate (i) when all the Obligations have been indefeasibly paid in full (ii) upon satisfaction and discharge of the Indenture pursuant to Section 9.01 of the Indenture or (iii) upon a legal defeasance pursuant to Section 9.02 of the Indenture or covenant defeasance pursuant to
Section 9.03 of the Indenture.

      (b) Immediately following a Permitted Finco Collapse Transaction, any assets of the entities which were Guarantors prior to such Permitted Finco Collapse Transaction shall cease to be Collateral and shall be released from the Lien hereunder.

      (c) In connection with any termination or release pursuant to paragraph
(a) or (b), the Trustee shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Trustee.

      SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 12.02 of the Indenture. All communications and notices hereunder to any Guarantor shall be given to it at the address for notices set forth on Schedule I.

      SECTION 15. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Trustee may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Trustee its rights and remedies hereunder.

      SECTION 16. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Trustee and a counterpart hereof shall have been executed on behalf of the Trustee, and thereafter shall be binding upon such Pledgor and the Trustee and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Trustee and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Indenture Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

      SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Indenture Document shall be considered to have been relied upon by the Trustee and the other Secured Parties and shall survive the issuance of the Notes, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any other fee or amount payable under this Agreement or any other Indenture Document is outstanding and unpaid.

      (b) Each provision of this Agreement shall be considered separable. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      (c) Nothing in this Agreement is intended to, and shall not, constitute the Trustee or any of the Secured Parties or any person other than the Pledgors as members of any Unlimited Liability Company for the purposes of the Companies Act (Nova Scotia) until such time as notice is given to the relevant Pledgor and further steps are taken under this Agreement to register the Trustee or its nominee as holder of the Collateral comprising the shares of such Unlimited Liability Company. To the extent any provision of this Agreement would have the effect of constituting the Trustee or any of the Secured Parties as a member of an Unlimited Liability Company prior to such time, such provision shall be severed herefrom and rendered ineffective (x) only to the extent that such terms apply to the Trustee and the Secured Parties, and (y) only with respect to Collateral comprising of the shares of such Unlimited Liability Company, without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral that does not comprise of the shares of an Unlimited Liability Company.

      SECTION 18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 20. Rules of Interpretation. The rules of construction specified in Section 1.04 of the Indenture shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

      SECTION 21. Jurisdiction; Consent to Service of Pro (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Indenture Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided that the foregoing shall not limit the right of any party to seek appellate relief. Nothing in this Agreement shall affect any right that the Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Indenture Documents against any Pledgor or its properties in the courts of any jurisdiction.

      (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Indenture Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year fast above written.

                                     ISPAT INLAND ULC

                                     By: /s/ Bhikam C. Agarwal
                                        ----------------------------------------
                                         Name: Bhikam C. Agarwal
                                         Title: Vice President

                                     ISPAT INLAND, L.P.

                                     By: /s/ Richard LeBlanc
                                        ----------------------------------------
                                         Name: Richard LeBlanc
                                         Title: Chairman of 9064-4816 Quebec,
                                                Inc., General Partner

                                     3019693 NOVA SCOTIA U.L.C.

                                     By: /s/ Richard LeBlanc
                                        ----------------------------------------
                                         Name: Richard LeBlanc
                                         Title: Chairman

                                     ISPAT INLAND FINANCE, LLC

                                     By: /s/ Thomas A. McCue
                                        ----------------------------------------
                                         Name: Thomas A. McCue
                                         Title: Manager

                                     LASALLE BANK NATIONAL ASSOCIATION,
                                     as Trustee,

                                     By: /s/ Wayne M. Evans
                                        ----------------------------------------
                                         Name: Wayne M. Evans
                                         Title: First Vice President

                                                                      Schedule I
                                                         to the Pledge Agreement

                                   GUARANTORS

          Name                                 Address

1.        Ispat Inland, L.P.                   3210 Watling Street
                                               East Chicago
                                               Indiana 46312

2.        3019693 Nova Scotia U.L.C.           300 Rue Leo - Parisieau
                                               C.P. 2000, succ. Place - Du-Parc
                                               Montreal, Quebec H2W 2S7

3.        Ispat Inland Finance,LLC             300 Rue Leo - Parisieau
                                               C.P. 2000, succ. Place - Du-Parc
                                               Montreal, Quebec H2W 2S7

                                                                     Schedule II
                                                         to the Pledge Agreement

                                 CAPITAL STOCK

                                                                                      % OF
                        CERTIFICATE          REGISTERED            NUMBER OF      SHARES/MEMBERSHIP
     ISSUER              NUMBER(S)             OWNER                 SHARES            INTEREST
-------------------     -----------    ---------------------    ----------------  -----------------
3019693 Nova Scotia       R-3, R-4     Ispat Inland, L.P.       550,000,255              100%
U.L.C

Ispat Inland Finance,     2            3019693 Nova Scotia      1                        100%
LLC                                    U.L.C.

Ispat Inland ULC          2            Ispat Inland, L.P.       100                      100%

Ispat Inland Inc.         1            Ispat Inland Finance,    100 shares of            100%
                                       LLC                      Series A 8%
                                                                Cumulative
                                                                Preferred Stock

                                DEBT SECURITIES

      ISSUER                     PRINCIPAL AMOUNT                       PAYEE                 MATURITY DATE
------------------        ---------------------------------    -------------------------      -------------
Ispat Inland, L.P.        Finco Mirror Note (Floating Rate     Ispat Inland ULC               April 1, 2014
                          Portion, initially $150,000,000
                          and Fixed Rate Portion, initially
                          $644,878,000)

Ispat Inland ULC          $9,000,000                           Ispat Inland, L.P.             July 1, 2014

Ispat Inland Inc.         $150,000,000 of Series Y First       Ispat Inland Finance, LLC      April 1, 2010
                          Mortgage Bonds

Ispat Inland Inc.         $650,000,000 of Series Z First       Ispat Inland Finance, LLC      April 1, 2014
                          Mortgage Bonds

3019693 Nova Scotia       $97,500,000                          Ispat Inland, L.P.             July 1, 2014
U.L.C.

                                                                    Schedule III
                                                         to the Pledge Agreement

                              FINANCING STATEMENTS

      Please see attached Financing Statements for:

      1. Ispat Inland, L.P.

      2. Ispat Inland Finance, LLC

      3. Ispat Inland Inc.

                                   Exhibit A

                               POWER OF ATTORNEY

                           ISPAT INLAND FINANCE, LLC

            WHEREAS, the undersigned ISPAT INLAND FINANCE, LLC (the "Undersigned") owns certain Series Y and Series Z First Mortgage Bonds (including any additional Series Y and Series Z First Mortgage Bonds issued by the Company under the Mortgage, the "First Mortgage Bonds") issued by Ispat Inland Inc. (the "Company") under the First Mortgage dated April 1, 1928, among the Company and The Bank of New York and Louis P. Young, as successor trustees (as amended and supplemented, the "Mortgage");

            WHEREAS, the Undersigned has pledged the First Mortgage Bonds to LASALLE BANK NATIONAL ASSOCIATION, acting in its capacity as trustee (the "Trustee") under the Indenture dated as of March 25, 2004 among Ispat Inland ULC, the guarantors party thereto and the Trustee, and the Pledge Agreement dated as of March 25, 2004 among the Trustee, the Undersigned and other grantors party thereto;

            NOW, THEREFORE, the Undersigned agrees, for the benefit of the Trustee, as follows:

            1. Appointment of Attorney-in-Fact; Grant of Authority. The Undersigned hereby makes, constitutes and appoints, irrevocably, subject to the terms hereof, the Trustee the true and lawful attorney-in-fact (the "Attorney-in-Fact") of the Undersigned, with full power and authority, for, on behalf of and in the name, place and stead of the Undersigned:

            (a) to effect any transfer of the First Mortgage Bonds on behalf of the Undersigned upon the register of the First Mortgage Bonds in accordance with Article One, Section 3 of the Mortgage or any other provision of the Mortgage, including any transfer to or for the benefit of the Trustee; and

            (b) in general, to do all things and to perform all acts required to be performed on the part of the Undersigned in connection with any transfer by the Undersigned of the First Mortgage Bonds, including, but not limited to (i) the execution and delivery of all certificates, powers, receipts, instructions to transfer agents and registrars, and any other documents and papers required, contemplated by or deemed advisable in connection with carrying out and consummating of any such transfer, (ii) paying for the account of the Undersigned the expenses of such transfer chargeable to the Undersigned and (iii) otherwise to act for and in the name of the Undersigned and on behalf of the Undersigned with respect to the transactions described herein, as fully as the Undersigned could if then personally present and acting.

            2. Exercise of Power. The Attorney-in-Fact is hereby empowered to determine, in its sole discretion, the time or times when, the purposes for, and/or the manner in which, any power herein conferred shall be exercised and the provisions of any instrument or document which may be executed by it pursuant hereto.

            3. Irrevocability. This Power of Attorney is irrevocable and coupled with an interest. The obligations and authorizations of the Undersigned hereunder shall not be terminated by operation of law or the occurrence of any event whatsoever, including but not limited to the bankruptcy, insolvency, dissolution, liquidation or termination of such entity; and if, after the execution of this Power of Attorney and before the completion of the transactions contemplated by the Underwriting Agreement any such event should occur, the Attorney-in-Fact is nevertheless authorized and directed to complete all of such transactions as if such event had not occurred, regardless of whether such Attorney-in-Fact shall have received notice thereof.

            4. Power of Substitution. The Attorney-in-Fact is hereby granted and shall have full power of substitution hereunder. Such substitution shall be effected by notice thereof to the Undersigned, signed by the Attorney-in-Fact who is being substituted as well as by his successor Attorney-in-Fact.

            5. Governing Law. This Power of Attorney for all purposes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

            6. No Compensation. It is understood that the Attorney-in-Fact shall serve as such without compensation.

            IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March , 2004.

                                                ISPAT INLAND FINANCE, LLC

                                                By:
                                                     _________
                                                     Name:
                                                     Title:

                                 ACKNOWLEDGMENT

STATE OF ___________)
                    : ss:
COUNTY OF___________)

            On this       day of              , 2004, before me personally came
            , to me known, who, being by me duly sworn, did depose and say that he/she is of the aforementioned corporation which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said company; and that he/her signed his/her name thereto by like authority.

                                              ______________
                                                             Notary Public

                                   Exhibit B

                             Instrument of Transfer

ISPAT INLAND FINANCE, LLC hereby assigns and transfers $150,000,000 aggregate principal amount of the Series Y and $650,000,000 aggregate principal amount of Series Z First Mortgage Bonds issued by Ispat Inland Inc. (the "Company") under the First Mortgage dated April 1, 1928, among the Company and The Bank of New York and Louis P. Young, as successor trustees (as amended and supplemented, the "Mortgage") to:

-------------------------------------------------------------------------

                                            ISPAT INLAND FINANCE, LLC

                                            By:
                                                  _______
                                                  Name:
                                                  Title:

Date:_________________________

Ispat Inland Inc. hereby acknowledges that the foregoing instrument of transfer has been approved by Ispat Inland Inc. for the transfer of the First Mortgage Bonds under the First Mortgage dated April 1, 1928, as amended, between the Company and The Bank of New York and Louis P. Young, as successor trustees.

                                            ISPAT INLAND INC.

                                            By:
                                                  _______
                                                  Name:
                                                  Title:

Date:__________________________

                                      -6-